Exhibit 99.2

AMENDMENT NO. 4 TO MASTER REPURCHASE AGREEMENT

AMENDMENT NO. 4 TO MASTER REPURCHASE AGREEMENT, dated as of July 21, 2023 (this “Amendment”), between RCC REAL ESTATE SPE 8, LLC (“Seller”), a Delaware limited liability company and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association (the “Buyer”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).

RECITALS

WHEREAS Seller and Buyer are parties to that certain Uncommitted Master Repurchase Agreement, dated as of October 26, 2018 (as amended by that certain First Amendment to Uncommitted Master Repurchase Agreement, dated as of August 14, 2020, as further amended by that certain Amendment No. 2 to Master Repurchase Agreement, dated as of September 1, 2021, as further amended by that certain Amendment No. 3 to Master Repurchase Agreement and Guarantee Agreement, dated as of October 26, 2021, as further amended by that certain Term SOFR Conforming Changes Amendment, dated as of December 31, 2021, and as further amended hereby, and as may be further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”); and

WHEREAS, Seller and Buyer have agreed, subject to the terms and conditions hereof, that the Repurchase Agreement shall be amended as set forth in this Amendment and ACRES COMMERCIAL REALTY CORP, f/k/a Exantas Capital Corp., a Maryland corporation (“Guarantor”) has agreed to make the acknowledgements set forth herein.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer each agree as follows:

Section 1.
Amendments to Repurchase Agreement.
(a)

(i) The first line of the defined term “Maturity Date”, as set forth in Article 2 of the Repurchase Agreement, is hereby amended to change the date “October 26, 2024” to “July 21, 2026”.

(ii) The last line of the defined term “Maturity Date”, as set forth in Article 2 of the Repurchase Agreement, is hereby amended to change the words “five (5) years from the Closing Date” to “July 21, 2028”.

(b)
Article 2 of the Repurchase Agreement is hereby amended by adding the following definitions thereto in the correct alphabetical order:

“Fourth Amendment Effective Date” shall mean July 21, 2023.

(c)
Article 3(n)(i) of the Repurchase Agreement is hereby amended and restated in its entirety to read as follows:

“(n)(i) Notwithstanding the definition of Maturity Date herein, upon written request of Seller prior to the then current Maturity Date, provided that Buyer has determined that all of the extension conditions listed in clause (ii) below (collectively, the “Maturity Date Extension Conditions”) shall have been satisfied, Buyer may, in its sole discretion, agree to extend the Maturity Date for a period of up to three hundred sixty-four (364) additional days (the “Extension Period”) by giving notice to Seller of such extension; provided, that any failure by Buyer to deliver such notice of extension to Seller within thirty (30)) days from the date first received by Buyer shall be deemed a denial of Seller’s request to extend such Maturity Date. Notwithstanding anything to the contrary in this Article 3(n)(i) hereof, in no event shall the Maturity Date be extended for more than two (2) Extension Periods and in no event shall the Final Maturity Date be after July 21, 2028.”

Section 2.
Effective Date.

(a) Conditions Precedent. This Amendment shall become effective on the Fourth Amendment Effective Date provided that on or prior to such date all of the following have occurred: (a) a counterpart of this Amendment being duly executed and delivered by a duly authorized officer of each of the Seller, Guarantor and Buyer and (b) payment to Buyer of a fee in the amount of $458,904.11, which constitutes the first installment of the Structuring Fee minus a credit in an amount equal to the unamortized portion of the structuring fee previously paid by Seller to Buyer.

(b) Conditions Subsequent. Seller shall deliver to Buyer within ten (10) Business Days of the date hereof, a bring down of the bankruptcy safe harbor opinion previously delivered in form and substance acceptable to Buyer in its sole discretion. Failure to so deliver such opinion in the time specified, or such later time as may be acceptable to Buyer, shall be an Event of Default under the Repurchase Agreement.

Section 3.
Seller’s Representations and Warranties. On and as of the date first above written, Seller hereby represents and warrants to Buyer that (a) Seller has taken all necessary action to authorize the execution, delivery and performance of this Amendment and (b) this Amendment has been duly executed and delivered by or on behalf of Seller and constitutes the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms subject to applicable bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles.
Section 4.
Acknowledgments of Guarantor. Guarantor hereby acknowledges the execution and delivery of this Amendment by Seller and agrees that Guarantor continues to be bound by the Guarantee Agreement to the extent of the Obligations (as defined therein), notwithstanding the impact of the changes set forth herein.

Section 5.
Limited Effect. Except as expressly amended and modified by this Amendment, the Repurchase Agreement and each of the other Transaction Documents shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that upon the effective date hereof, all references in the Repurchase Agreement to the “Transaction Documents” shall be deemed to include, in any event, this Amendment. Each reference to Repurchase Agreement in any of the Transaction Documents shall be deemed to be a reference to the Repurchase Agreement, as amended hereby.
Section 6.
Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument, and the words “executed,” “signed,” “signature,” and words of like import as used above and elsewhere in this Amendment or in any other certificate, agreement or document related to this transaction shall include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.
Section 7.
No Novation, Effect of Agreement. Guarantor, Seller and Buyer have entered into this Amendment solely to amend the terms of the Repurchase Agreement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Seller or Guarantor (the “Repurchase Parties”) under or in connection with the Repurchase Agreement or any of the other document executed in connection therewith to which any Repurchase Party is a party (the “Transaction Documents”). It is the intention of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the obligations of the Repurchase Parties under the Repurchase Agreement and the other Transaction Documents are preserved, (ii) the liens and security interests granted under the Repurchase Agreement continue in full force and effect, and (iii) any reference to the Repurchase Agreement in any such Transaction Document shall be deemed to also reference this Amendment.
Section 8.
Costs and Expenses. Seller shall pay Buyer’s reasonable actual out of pocket costs and expenses, including reasonable fees and expenses of attorneys, incurred in connection with the preparation, negotiation, execution and consummation of this Amendment.
Section 9.
Consent to Jurisdiction; Waiver of Jury Trial.
(a)
Each party irrevocably and unconditionally (i) submits to the non‑exclusive jurisdiction of any United States Federal or New York State court sitting in Manhattan, and any appellate court from any such court, solely for the purpose of any suit, action or proceeding brought to enforce its obligations under this Amendment or relating in any way to this Amendment or any Transaction under the Repurchase Agreement and (ii) waives, to the fullest extent it may effectively do so, any defense of an inconvenient forum to the maintenance of such action or proceeding and irrevocably consent to the service of any summons and complaint and any other process by the mailing of copies of such process to them at their respective address specified in the Repurchase Agreement. The parties hereby agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 9 shall affect the right of Buyer to serve legal process in any other manner permitted by law or affect the right of Buyer to bring any action or proceeding against the Seller or its property in the courts of other jurisdictions.
(b)
EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY INSTRUMENT OR DOCUMENT DELIVERED HEREUNDER OR THEREUNDER.
Section 10.
GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BUYER:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
a national banking association organized under the laws of the United States of America

By:	/s/ Thomas N. Cassino
Name: Thomas N. Cassino
Title: Managing Director

SELLER:

RCC REAL ESTATE SPE 8, LLC, a Delaware limited liability company

By:	/s/ Michael Pierro
Name: Michael Pierro
Title: Senior Vice President

Acknowledged and Agreed:

GUARANTOR:

ACRES COMMERCIAL REALTY CORP, f/k/a Exantas Capital Corp., a Maryland corporation

By:	/s/ Michael Pierro
Name: Michael Pierro
Title: Senior Vice President